Exhibit 10.1

SUBSCRIPTION AGREEMENT

认购协议

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of this 15th day of August, 2023 by and between Datasea Inc., a company incorporated under the laws of Nevada, USA (the “Company”), having its principal place of business at 20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road, Technological Development Zone,Beijing, P.R. China, 100176, and the person or entity listed on the signature page hereto under the heading “Subscriber” (the “Subscriber”).

  该认购协议（“本协议”） 在2023年8月15日所签，数海股份公司是一家在美国内华达州法律下注册成立的（以下简称“公司”），其主要经营地点在中国北京经开区荣华南路1号国锐广场B座20层 邮编100176。本协议下标识的“认购人”（以下简称“认购人”） 为签字页上列出的个人或实体。

WHEREAS, the Company desires to sell up to an aggregate of 2,962,963 shares (the “Shares”) of the Company’s common stock, par value US$0.001 per share (the “Common Stock”), for a per share purchase price of US$ 1.35 ;

鉴于，本公司希望出售每股面值0.001美元的普通股（以下简称“普通股”）2,962,963股，每股购买价1.35美元;

WHEREAS, the Subscriber desires to purchase a number of Shares from the Company on such terms, subject to the terms, conditions and restrictions set forth herein; and

  鉴于，从公司购买一定数量股票的认购人希望遵守本协议的条款、条件和限制;

WHEREAS, the offer and sale of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

鉴于，本公司股票的发行和销售（以下简称“发行”）以美国证券交易委员会（以下简称“证券交易委员会”）根据1933年证券法修正案（以下简称“证券法”）颁布的S条例（以下简称“S条例”）为依据；

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

  因此，本公司与认购人就该考虑及下文所述的相互承诺达成如下协议:

1. Agreement to Subscribe

1. 认购协议

1.1 Purchase and Issuance of the Shares.  The Subscriber is hereby subscribing for the number of Shares indicated on the signature page hereto by the caption “Number of Shares Subscribed for” (the “Subscriber’s Shares”), which Subscriber’s Shares will be issued solely to the Subscriber. The aggregate purchase price for such Subscriber’s Shares (the “Purchase Price”) is indicated on the signature page hereto by the caption, “Purchase Price.”

1.1  购买和发行股票。认购人特此认购签署页面上所示的股票数目，标题为“认购股票数”（以下简称“认购人股票”），其认购的股票将仅颁发给认购人。股票总购买价（以下简称“股票购买价”）为认购人在签字页上标注的“购买价格”。

1.2 Delivery of the Purchase Price. Upon execution of this Agreement, the Subscriber shall be bound to fulfill its obligations hereunder and hereby irrevocably commits to deliver to the Company. The Purchase Price to be paid by the subscriber is equivalent to RMB 28,000,000 in the amount of USD 4,000,000. Within 5 business days after the signing of this subscription agreement, the subscriber shall pay the equivalent amount of RMB 5,000,000 Yuan in the amount of USD 714,285.71 to the issuer; Before October 15, 2023, the subscriber shall pay the equivalent amount of RMB 23,000,000 Yuan to the issuer in the amount of USD 3,285,714.29.

The Purchase Price pays by bank check, wire transfer or other means of payment to the following account:

Account name: ***

Account number: ***

Address：***

1.2 实际成交价格。对于执行本协议，认购人应有义务履行本协议项下的义务，并不可撤销。认购人应支付的认购总额4,000,000美元的等值人民币金额28,000,000元。在本股权认购协议签署后的5个工作日内，认购人支付714,285.71美元等值人民币金额5,000,000元给发行人；在2023年10月15日前，认购人应支付3,285,714.29美元等值人民币金额23,000,000元给发行人。购买款项通过银行支票，电汇或其他付款方式支付到如下账户：

***

***

***

2. Representations and Warranties of the Subscriber

2. 认购人的声明和保证

The Subscriber represents and warrants to the Company that:

认购人向公司声明和保证：

2.1 Subscriber.  The information concerning the Subscriber provided by the Subscriber to the Company (including the information regarding the Subscriber set forth on the signature page hereto and in the Investor Suitability Questionnaire) is true, complete and accurate in all respects.  The Subscriber has provided to the Company a true, complete and accurate copy of his, her or its People’s Republic of China identification card or other valid photo identification for individual or entities.

2.1 认购人。认购人向本公司提供的关于认购人信息（包括有关认购人所阐述的本文签字页和投资者适用性调查问卷的信息）在各方面是真实、完整、准确的。认购人向本公司提供真实、完整和准确的中华人民共和国的身份证或者其他含有有效照片的身份证明或公司证明的副本。

2.2 Intent. The Subscriber is purchasing the Subscriber’s Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person (as defined below) or any other person or entity (whether located in the People’s Republic of China or elsewhere), and not with a view towards the distribution or dissemination thereof. The Subscriber understands that the Subscriber’s Shares must be held 180 days. indefinitely unless such Subscriber’s Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

2.2 意图。认购人购买认购人股份仅为投资目的，为认购人自己的账户，而不是为任何美国人士(定义下文)或任何其他个人或实体(无论位于中华人民共和国或其他地方)的账户或利益，也不是为了分发或传播认购人股份。认购人理解认购人的股份必须持有180天。除非该等认购人股份按照第S条的规定进行转售，随后根据《证券法》进行登记，或获得豁免登记。

2.3 No Obligation to Register Shares.  The Subscriber understands that the Company is under no obligation to register the Subscriber’s Shares under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein.

2.3 没有义务注册股票。认购人理解本公司没有义务根据证券法登记认购人的股票，或帮助认购人遵守美国任何州证券法或任何外国司法管辖区其他的证券法律明文规定。

2.4 Investment Experience. The Subscriber, or the Subscriber’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters so as to evaluate investments of the kind described in this Agreement.  By reason of the business and financial experience of the Subscriber or his or her professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Subscriber can protect his or her own interests in connection with the transactions described in this Agreement.  The Subscriber is able to afford the loss of his, her or its entire investment in the Subscriber’s Shares.

2.4投资经验。认购人或认购人的专业顾问在金融、证券、财税、投资和其他商业事项等有相关知识和经验以评估本协议中所描述的投资。凭着企业与认购人专业顾问（不是由公司或任何附属公司或销售代理担任）的财务经验，认购人可以维护本协议中所描述交易相关的个人利益。认购人能够承担认购股票投资的损失。

2.5 Independent Investigation.  The Subscriber, in making the decision to purchase the Subscriber’s Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties, or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement and the exhibits and schedules attached hereto.  The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as the Subscriber has requested.

2.5 独立调查。认购人作出认购股票的决定，依赖对公司的独立调查，并没有依赖任何信息或任何第三方提出声明，或出于本公司管理人员、董事或雇员或任何其他本公司或代理商代表的任何口头或书面陈述或保证，如本协议规定和所附的附件和时间进度。认购人熟悉本公司的业务、经营和财务状况，并有机会向本公司的高级管理人员和董事就本公司及股票发行的条款和条件提出问题，并得到回答。同时，认购人已完全有权获得认购人要求的有关本公司的其他信息。

2.6 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.  In case the Subscriber is an entity, it was not formed for the specific purpose of acquiring the Subscriber’s Shares, is a company incorporated, duly organized, validly existing and in good standing under the laws of the jurisdiction where it is incorporated. Entering into this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other governing documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound.

2.6 授权。本协议一经生效，将具有法律效力。因股权、破产或其他法律通用原则，会影响一般债权人权利的强制执行。认购人签署、交付和履行本协议，不与认购人作为签署方的其他任何协议、合同或文书相冲突、违反或造成违约，也不会造成违约。如认购人是实体，则其成立并非为取得认购人股票的特定目的，而是根据其注册地法律注册成立、适当组织、有效存续和信誉良好的公司。订立本协议及拟进行的交易在此不会违反任何适用于任何法律、章程或其他组织性文件，章程的规定或者其它管理文件的条款和规定，认购人或任何协议的书面或口头对认购人可能是受约束的。

2.7 Not a Broker-Dealer. The Subscriber is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated (as defined below) with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act of 1934, as amended (“Exchange Act”) or engaged in a business that would require it to be so registered, nor is it an Affiliate of a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer.  In the event such Subscriber is a member of FINRA, or associated or Affiliated with a member of FINRA, such Subscriber agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Subscriber’s Shares. As used herein, “Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument. “Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

2.7 非经纪自营商。认购人既不是根据美国金融业监管局（“FINRA”）的注册代表，也不是金融监管局的相关成员（定义见下文）也不是美国证券交易委员会1934年修订的交易法（简称“交易法”）下注册的经纪 - 交易商的任何成员，或从事商业将要求其作为经纪自营商注册的附属机构或从事业务的任何人，要求其作为经纪交易商进行登记。如果该认购人是FINRA的成员，或与FINRA成员有关联或关联，则该认购人同意，如FINRA要求，签署一份锁定协议，其形式应符合FINRA对认购人股票的要求。在本文中，“关联方”是指，对于任何特定的人：（1）如该人是个人，其配偶如死亡或残疾，他的继承人、遗嘱执行人或法定代表人（如适用）或任何信托此类个人或等人的配偶或直系后代或（2）另一人直接或间接地通过一个或多个中介机构，控制、受控或指定的人共同控制。由于在本定义中，“控制”是指拥有直接或间接的权力，一个人的权利将导致管理和人员的政策的方向变化，无论是通过证券所有权的投票或通过合同或其他书面文件。 “人”是指某一个人、实体、公司、合伙企业、协会、有限责任公司、有限责任合伙、股份制公司、信托或非公司组织。

2.8 Not an Underwriter.  The Subscriber is not an underwriter of the Subscriber’s Shares, nor is it an Affiliate of an underwriter of the Subscriber’s Shares.

2.8 非承销商。认购人并非认购人股票的承销商，也不是认购人股票承销商的加盟商。

2.9 No Advice from Company. The Subscriber acknowledges that he, she or it has received, and fully and carefully reviewed and understands, copies of the SEC filings, either in hard copy or electronically through the SEC’s EDGAR system at http://www.sec.gov. The Subscriber also acknowledges that he, she or it has had the opportunity to review this Agreement, the exhibits hereto (including the risk factors relating to the Company attached hereto) and the transactions contemplated by this Agreement with the Subscriber’s own legal counsel and investment and tax advisors.  Except for any statements or representations of the Company made in this Agreement, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Subscriber’s Shares and on that basis believes that investing in the Subscriber’s Shares is suitable and appropriate for the Subscriber.

2.9 并非公司意见。认购人承认，本人已收到，并且已完整且仔细地审查并理解了SEC备案的副本，可以硬拷贝，也可以通过美国证券交易委员会的EDGAR系统http://www.sec.gov以电子方式进行。认购人还承认，本人有机会审阅本协议、本协议的附件(包括与本协议所附公司相关的风险因素)以及本协议中与自己的法律顾问、投资和税务顾问所拟进行的交易。除本公司在本协议中作出的任何陈述或陈述外，认购人仅依赖该等律师及顾问，而非依赖本公司或其任何代表或代理人的任何陈述或陈述，以获取法律，税务或投资建议，本协议或任何司法辖区的证券法所涉及的交易。认购方已在自身认为合适的范围内，就“认购人股票”的投资的财务，税务，法律及相关事宜咨询自己的顾问，并在此基础上认为“认购人股票”的投资是合适的。

2.10 Regulation S Exemption. The Subscriber understands that the Subscriber’s Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Subscriber’s Shares.  In this regard, the Subscriber represents, warrants and agrees that:

2.10 S条例豁免。认购人了解到，认购人的股票正在提供并出售给他，根据美国联邦和州证券法登记S条例规定的豁免，他根据证券法公布且本公司这里提出的声明、保证、协议，确认和认购人理解的真实性和准确性，以确定这些豁免和认购人获得认购人的股票的适用性。在这方面，认购人声明，保证及同意：

(i) The Subscriber is not a U.S. Person and is not an Affiliate of the Company and is not acquiring the Subscriber’s Shares for the account or benefit of a U.S. Person.  A “U.S. Person” means any one of the following:

（ⅰ） 认购人不是美国公民且不是本公司的关联公司，并没有为美国人士的帐户或利益取得认购人的股票。 “美国人“是指下列之一：

(A) any natural person resident in the United States of America;

(A） 任何居住在美利坚合众国的自然人;

(B) any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(B） 任何合伙企业，有限责任公司，公司或根据美利坚合众国法律组织或组建的其他实体;

(C) any estate of which any executor or administrator is a U.S. Person;

(C） 任何遗产的执行人或遗产管理人是美国人;

(D) any trust of which any trustee is a U.S. Person;

(D） 任何信托的任何受托人是一个美国人;

(E) any agency or branch of a foreign entity located in the United States of America;

(E） 任何机构或设在美国的外国实体分支;

(F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(F） 任何非全权委托账户或类似的帐户（除遗产或信托以外）由经销商或其他受托人为美国人士的利益或帐户;

(G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(G）任何全权委托账户或类似的帐户（除遗产或信托以外）由经销商或其他信托组织、成立或（如果一个人）居住在美利坚合众国;

(H) any partnership, company, corporation or other entity if:

H.任何合伙、公司、企业或者其他单位：

(1) organized or incorporated under the laws of any foreign jurisdiction; and

1. 根据任何外国司法管辖区的法律组织或注册成立;

(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2） 美国人士主要为了投资目的根据证券法尚未注册，除非它在证券法下由合格的投资者组织或注册成立并拥有（如在规则根据证券法定义501（a））不是自然人，遗产或信托。

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(ⅱ）有关本协议的执行和交付，认购人在美国之外。

(iii) The Subscriber will not, during the period commencing on the date of issuance of the Subscriber’s Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Subscriber’s Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(ⅲ）认购人不会在限售期内将股票将提供、出售、抵押或以其他方式在美国转让认购人的股票或向美国人士的帐户或为美国人士的利益，或以其他方式不符合S规例。

(iv) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Subscriber’s Shares only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

(ⅳ） 认购人会在限售期届满后，提供、出售、抵押或根据证券法以其他方式转让认购的股票登记或可用的豁免资格，并符合所有适用的州和外国证券法律。

(v) The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Subscriber’s Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(ⅴ） 认购人不在美国从事，在此之前的限售期届满将不从事任何沽空或相对于认购人的股票任何对冲交易，包括但不限于任何电话或其他期权交易，期权发售或股权置换。

(vi) Neither the Subscriber nor any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Subscriber’s Shares and the Subscriber and any person acting on his or her behalf has complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(ⅵ） 无论是认购人或任何人代表不能从事也不会从事任何直销给美国人相对于认购的股票及认购人代表他或她的任何人编写并将遵守“发行限制”根据证券法S规例的要求。

(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ⅶ） 本协议规定的交易没有被预先安排与位于美国或与美国的人一个买主，而不是一个计划或方案的一部分，以规避证券法的登记要求。

(viii) Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscriber’s Shares.  The Subscriber agrees not to cause any advertisement of the Subscriber’s Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscriber’s Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ⅷ） 既不是认购人也不是任何人已进行任何活动的目的或可合理的有效预期，操纵美国、其领土或属地的认购人的股票市场。认购人同意不对认购人的股票进行与股票相关的连续的任何广告刊登在任何报纸或期刊或张贴在任何公共场所，但除了这样的广告，包括根据证券法S规则要求的声明，只有离岸而不是在美国或它的领地，只有符合当地适用的证券法。

(ix) The Subscriber has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit B.

(ⅸ） 认购人已经认真审查并完成了所附的附件B投资者调查问卷.

2.11 No Advertisements. The Subscriber is not subscribing for the Subscriber’s Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

2.11 没有广告。认购人认购“认购人股票”，未受任何报纸，杂志或类似媒体刊登的广告，文章，通知或其他通讯或通过电视，电台或互联网广播或在任何网站上发布任何广告，文章，通知或其他通讯或任何介绍研讨会或会议，及本公司或其证券的任何公共广告或一般征集的影响。

2.12 Legend. The Subscriber acknowledges and agrees that the Subscriber’s Shares shall bear a restrictive legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act.(iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

2.12 限制性说明。

认购人承认并同意，认购人股份应按照本协议第4条规定的形式和内容，附有限制性说明(“说明”)，禁止证券的要约、出售或转让，除非(i)根据《证券法》提交的有效登记声明，(ii)根据根据《证券法》第S条的适用规定。 (iii)根据《证券法》第144条规定的注册豁免(如果适用)，以及(iv)根据《证券法》注册要求的任何其他豁免或出于遗产规划目的(受任何托管限制)。

2.13 Economic Considerations.  The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Subscriber has relied solely on his or her own advisors.

2.13 经济因素。认购人不依赖本公司或其附属公司或代理人对于经济方面的考虑参与这项投资。该认购人完全依赖自己的顾问。

2.14 Compliance with Laws. Any resale of the Subscriber’s Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Subscriber’s Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Subscriber will not offer to sell or sell the Subscriber’s Shares in any jurisdiction unless the Subscriber obtains all required consents, if any. The Subscriber acknowledges that such Subscriber is familiar with Rule 144 (“Rule 144”) under the Securities Act, and has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, such Subscriber will be unable to sell any Subscriber’s Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

2.14 遵守法律。

在第S条第902(f)条规定的“发行履约期间”内，认购人股份的任何转售应仅按照第S条规定的豁免注册进行。此外，在美国以外的任何司法管辖区进行的认购人股份的任何此类销售应遵守该司法管辖区的证券法。认购方不得在任何司法管辖区要约出售或出售认购方股份，除非认购方获得所有必要的同意(如有)。认购人承认，该等认购人熟悉《证券法》第144条(“第144条”)，并已被告知，第144条仅在某些情况下允许转售。认购人理解，在规则144不可用的情况下，该认购人将无法出售任何认购人股份，除非根据《证券法》进行注册或存在其他豁免该注册要求的豁免。

2.15 Investment Commitment.  The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Subscriber’s Shares will not cause such overall commitment to become excessive.

2.15 投资承诺。认购人所投资的金额应与其净资产相匹配，认购人承诺不进行过度投资。

2.16 Receipt of Information.  The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber.

2.16 接收信息。认购人已收到所有文件、记录、书籍和有关认购人的本公司已要求认购人投资的其他信息。

2.17 Information Available.  The Subscriber acknowledges it has availed itself of full access to the Company’s public reports filed with the SEC, which reports can be retrieved from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

2.17 可用信息。认购人承认它利用了公司提交给美国证券交易委员会的公开报告进行了全面了解，该报告可从商业文件检索服务以及http://www.sec.gov上由美国证券交易委员会维护的网站检索。

2.18 No Governmental Review.  The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Subscriber’s Shares or the Company, or (iii) guaranteed or insured any investment in the Subscriber’s Shares or any investment made by the Company.

2.18 没有政府审查。认购人注意到没有联邦或州机构已经（1）做出任何调查结果或决定为这项投资的公平性，（2）取得认购人股票的任何推荐或认可或（3）保证或担保认购人的股票的任何投资或本公司作出的任何投资。

2.19 Potential Loss of Investment; Risk Factors.  The Subscriber understands that an investment in the Subscriber’s Shares is a speculative investment which involves a high degree of risk and the potential loss of his or her entire investment. The Subscriber has considered carefully and understands the risks associated with an investment in the Subscriber’s Shares, a summary of which risks is annexed hereto as Exhibit A.

2.19 投资的潜在损失：风险因素。认购人了解到，认购人的股票的投资是一种投机性投资，涉及高程度的风险和他的整个投资的潜在损失。认购人已审慎考虑和理解，认购人的股票投资所带来的风险，总结其中的风险是附件A。

3. Representations and Warranties of the Company

3. 公司的声明和保证

The Company represents and warrants to the Subscriber that:

公司对认购人声明和保证：

3.1 Valid Issuance of Capital Stock.  The total number of shares of all classes of capital stock which the Company has authority to issue is 375,000,000 shares of Common Stock.  As of the date hereof, the Company has 33,696,495 shares of Common Stock issued and outstanding.  All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

3.1 有效发行资产存量。所有类别股本本公司有权发行股票总数为375,000,000股普通股。截至本公布日期，本公司有33,696,495股普通股，发行和流通。所有股本公司的已发行股票已被正式授权，有效发售且不存在任何未缴税费。

3.2 Organization and Qualification.  The Company is a corporation duly incorporated and existing in good standing under the laws of Nevada and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.2 组织和资格认证。本公司是一家正式注册成立及根据内华达州的法律，存在的信誉良好的公司，拥有自己的财产和资产，并进行其目前正进行的业务必要的企业实力。

4. Legends, etc.

4. 提示等

4.1 Legend. Each certificate representing the Subscriber’s Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

4.1 限制性图例。

除适用的联邦或州证券法要求在其上放置的任何其他图例外，代表认购人股份的每张证书均应附有以下图例:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“这些证券正在向不是美国人士的投资者（定义见1933年证券法S规例，下称“证券法”）和未经登记与美国证券交易委员会根据证券法在依赖该条例颁布依照证券法。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“除根据《证券法》规定、根据《证券法》的登记或根据现有的豁免登记的规定外，禁止转让这些证券。除非符合《证券法》的规定，否则不得进行套期交易。”

4.2 Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way a Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Subscriber’s Shares.

4.2 认购人的合规性。在第4节的任何规定不得以任何方式影响认购人的义务和协议，转售认购人的股票应遵守所有适用的证券法。

4.3 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Subscriber’s Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

4.3 公司拒绝登记股票转让。

本公司应拒绝登记任何不符合以下条件的认购人股份转让:(i)条例S的规定，(ii)根据《证券法》提交的有效登记声明，或(iii)根据《证券法》登记要求的豁免。

4.4 Company’s majority stockholders’ control. Our majority stockholders control our Company, including the outcome of matters requiring shareholder approval.Our officers and directors will have the ability, acting together, to control the election of our directors and the outcome of corporate actions requiring shareholder approval, such as: (i) a merger 、split a share or a sale of our Company, (ii) a sale of all or substantially all of our assets, and (iii) amendments to our articles of incorporation and bylaws. This concentration of voting power and control could have a significant effect in making significant decisions. These individuals also have significant control over our business, policies and affairs as officers and directors of our Company. Decisions can be made directly in accordance with US law.

4.4 公司的多数股东控制权

公司的大股东将控制我们的公司，包括需要股东批准的事项的结果。我们的高级职员和董事将有能力共同行动，控制我们董事的选举和需要股东同意的公司行为的结果，如：（i）我们公司的合并、股份分割或出售，（ii）出售我们的全部或大部分资产，以及（iii）修订我们的公司章程和章程。这种投票权和控制权的集中可能会对公司的决策有重大影响。这些人士还作为我们公司的高级职员和董事对我们的业务、政策和事务拥有重大控制权,可以根据美国法律直接做出相关决定。

5. Governing Law; Jurisdiction; Waiver of Jury Trial

5. 适用法律;管辖权;放弃由陪审团审理的权利

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, USA, without regard to the conflicts of laws principals thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, in the State of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

本协议受美国内华达州法律管辖和约束，不考虑其法律原则的冲突。任何一方就本协议所述交易对另一方提起的任何诉讼，仅应在内华达州的州法院或位于内华达州克拉克县的联邦法院提起。本协议各方在此不可撤销地放弃对本协议项下提起的任何诉讼的管辖权和地点的任何异议，并不得基于无管辖权或地点或基于不方便的论坛主张任何抗辩。每一方在此不可撤销地放弃个人服务的流程和同意过程在任何诉讼、行动或进行与本协议有关的邮件副本通过注册或认证邮件或隔夜交货(交货证据)通知地址实际上的一方根据本协议并同意这样的服务构成的好和足够的服务流程和注意。本协议中任何内容均不应被视为以任何方式限制以法律允许的任何其他方式送达程序的任何权利。各方在此不可撤销地放弃其可能拥有的任何权利，并同意不要求陪审团审理本协议项下、与本协议或本协议中所述任何交易有关或产生的任何争议。

6. Assignment; Entire Agreement; Amendment

6. 转让; 整个协议;修订

6.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

6.1 转让。

任何一方均不得将本协议或本协议项下的任何权利转让给除认购方以外的任何同意受本协议条款约束的人。

6.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.2 完整协议。

本协议规定了双方就本协议标的达成的完整协议和谅解，并合并并取代双方之前所有的任何性质的讨论、协议和谅解。

6.3 Amendment.  Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

6.3 修订。除非本协议中明确规定，无论本协议或任何条款，本协议不可能被修改、放弃、解除或者终止于其他由当事人签署书面文件对谁执行任何该等修订，豁免或终止寻求。

6.4 Binding Upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

6.4 对继承人的约束。本协议将在约束并维护合同双方的利益和各自的继承人，法定代表，继承人和受让人。

7. Notices; Indemnity

7. 注意事项; 赔款

7.1 Notices. Unless otherwise provided herein, all notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

7.1 注意事项。

除非本协议另有规定，本协议项下要求或允许的所有通知、要求、请求、同意、批准和其他通信均应采用书面形式，并且，除非本协议另有规定，应(i)亲自送达，(ii)邮寄、挂号或认证，要求回执，预付邮资，(iii)通过信誉良好的航空快递服务交付，并预付费用，或(iv)通过专人递送、电报、电子邮件或传真传递。地址为本协议签字页上的地址，或该方最近应通过书面通知指定的其他地址。本协议项下要求或允许发出的任何通知或其他通信应被视为有效(a)通过专人递送或通过电子邮件或传真递送，并由发送传真的传真机在下述指定的地址或号码上作出准确确认(如果是在收到该通知的正常营业时间内的工作日送达);或交付后的第一个工作日(如果不是在正常营业时间内收到该通知的工作日)或(b)通过快递服务邮寄之日起的第二个工作日，足额预付，寄至该地址，或实际收到该邮件之日，以先发生者为准。

7.2 Indemnification.  The Subscriber shall indemnify and hold the Company and its officers, directors, employees, agents and affiliates harmless from and against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of the Subscriber’s breach of any representation, warranty, covenant or agreement in this Agreement.

7.2 赔偿。认购人应赔偿并持有本公司及其管理人员、董事、雇员、代理人和关联公司，免受任何损失、费用和损害（包括合理的律师费用及开支），因对认购人的违反本协议任何声明、保证、契约或协议。

8. Counterparts

8. （契约）副本

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.  Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

本协议可有多个副本执行，每个应是强制执行当事人实际执行这样的副本被执行，所有这一切共同构成一本文书。这样的副本可以通过传真或其他电子传输，这不会损害交付效力。

9. Survival; Severability

9. 有效性,可分割性

9.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the date hereof and the issuance of the Subscriber’s Shares.

9.1 续存

本协议各方的声明、保证、承诺和协议在本协议生效之日和认购人股份发行之后仍然有效。

9.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

9.2 可分割性。如果本协议的任何条款成为或由有管辖权的法院宣布为非法，不可执行或无效的情况下，本协议应具有十足效力及作用，而不该规定继续进行；但如果它有实质的改变本协议任何一方的经济利益没有这样的分割应是有效的。

10. Titles and Subtitles

10. 标题和副标题

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

本协议中使用的标题和副标题仅用于方便，并且不以构建和解释本协议予以考虑。

[Signature page follows]

以下是签字页

SIGNATURE PAGE

签字页

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

兹证明，本协议双方已签署本协议，自本认购书被本公司接受之日起生效，日期如下。

Number of Shares: 2,962,963		/s/ Zhou Xiayun
Subscribed For: 认购数量	Print Name of Subscriber 认购人打印名
_______________
Purchase Price: US$__1.35__ per share
购买价格：[每股 1.35 美元 ]	By:
(Signature of Subscriber or Authorized Signatory)（认购人签署或授权签署）

	Address:	***
	地址	***

	Telephone:	***
电话
Fax:
传真
	Email:	***
邮箱
_____
Identification Number 身份证号码***

If the Subscriber’s Shares will be held as joint tenants, tenants in common, or community property, please complete the following:如果认购人的股票将联权共有、分权共有或夫妻共同财产持有，请完成以下步骤：

Print name of spouse or other co-subscriber
配偶或其他共同用户的打印名

Signature of spouse or other co-subscriber
配偶或其他共同用户的签字

Print manner in which Subscriber’s Shares will be held 认购人股票持有方式

Identification Number 身份证 号码

ACCEPTANCE OF SUBSCRIPTION

接受认购

Xiayun Zhou 周侠云

Name of Subscriber

认购人姓名

ACCEPTED BY: 股票出售方

DATASEA INC.

By: ___________________________________

Name: 姓名 Zhixin Liu

Title:   职位 CEO

Date:  __________, 20___

Accepted for   __2,962,963__ Shares

接受认购 2,962,963 股票

Address for notices:联系地址

20th Floor, Tower B, Guorui Plaza,

1 Ronghua South Road, Technological Development Zone,Beijing, P.R. China, 100176,s

中国北京经开区荣华南路1号国锐广场B座20层 邮编100176

Email: ***

邮箱：

Exhibit A

附件A

RISK FACTORS

风险因素

Exhibit B

附件B

INVESTOR SUITABILITY QUESTIONNAIRE

投资者适合性调查问卷

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

《902规则》所界定的非美国投资者